               AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDMENT No.1, dated as of September 1, 1998, among REGIS CORPORATION, a Minnesota corporation ("Borrower"), the Lenders (as defined herein), and LASALLE NATIONAL BANK, a national banking association ("LNB"), as agent for the Lenders (LNB, in such capacity, together with its successors in such capacity, "Agent").

     Borrower, Lenders and Agent are parties to an Amended and Restated Credit Agreement, dated as of December 30,1997 (the "Credit Agreement"). Borrower, Lenders and Agent desire to amend the Credit Agreement in certain respects and, accordingly, Borrower, Lenders and Agent agree as follows:

     1. DEFINITIONS. Except as otherwise provided herein, the terms defined in the Credit Agreement are used herein as defined therein.

     2. AMENDMENTS. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

          A. The following definitions in PARAGRAPH 1A are amended and restated as follows:

               "COMMERCIAL L/C MARGIN" means sixty-two and one-half (62.5) basis points; PROVIDED, HOWEVER, that as long as the ratio of Total Debt to the sum of Total Debt and Consolidated Net Worth does not exceed .40 to 1.00, Commercial L/C Margin shall mean fifty-five (55) basis points.

               "LIBOR MARGIN" means one hundred twenty-five (125) basis points; provided, HOWEVER, that as long as the ratio of Total Debt to the sum of Total Debt and Consolidated Net Worth does not exceed .40 to 1.00, LIBOR Margin shall mean one hundred (100) basis points.

               "LOAN" or "LOANS" means and includes all Base Rate Loans and LIBOR Loans made under the Revolving Credit Commitment and under the Term Loan B Commitment, and also means and includes Term Loan A and Term Loan C, unless the context in which such term is used shall otherwise require.

               "MATURITY DATE" means October 31, 2001 with respect to the Revolving Credit Commitment, July 1, 2000 with respect to Term Loan A, December 31,1998 with respect to the Term Loan B Commitment, and September 1, 2003 with respect to Term Loan C.

               "NOTES" means the Revolving Credit Notes, the Term Loan A Note, the Term Loan B Notes and the Term Loan C Note.

               "REQUIRED TERM LOAN A LENDERS" means the Term Loan A Lenders holding more than sixty-six and two-thirds percent (66-2/3 %) of the unpaid principal amount of the Term Loan A Loan.

               "REVOLVING CREDIT AVAILABILITY" means the positive difference, if any, between (i) the Total Revolving Credit Commitment and (ii) the sum of the aggregate principal amounts outstanding in respect of the Revolving Credit Loans plus the outstanding Letter of Credit Obligations.

               "REVOLVING CREDIT COMMITMENT" means the LNB Revolving Credit Commitment and the Paribas Revolving Credit Commitment.

               "REVOLVING CREDIT NOTES" means those certain Replacement Revolving Credit Notes dated as of the date of Amendment No. 1 to this Agreement in the original aggregate maximum principal amount of $50,000,000 made payable by Borrower to the order of the Revolving Credit Lenders, as such Revolving Credit Notes may be amended, modified or supplemented from time to time, and together with any renewals thereof, and exchanges or substitutions therefor.

               "REVOLVING CREDIT PERCENTAGE" means the percentage set opposite such Lender's name on the respective signature pages hereof under the caption "Revolving Credit Percentage", as such percentage may be adjusted by assignments permitted pursuant to Paragraph 12E.

               "STANDBY L/C MARGIN" means one hundred twenty-five (125) basis points; provided, however, that as long as the ratio of Total Debt to the sum of Total Debt and Consolidated Net Worth does not exceed .40 to 1.00, Standby L/C Margin shall mean one hundred (100) basis points.

               "TOTAL REVOLVING CREDIT COMMITMENT" means the sum of the commitments of all Revolving Credit Lenders with respect to the Revolving Credit Commitment.

          B.   The following definitions are added to PARAGRAPH 1A:

               "CONSOLIDATED NET INCOME" means, with respect to any period, the net income of Borrower and its Restricted Subsidiaries on a consolidated basis, all determined in accordance with GAAP; provided that any non-recurring charges related to acquisitions shall be excluded from the determination of such net income.

               "DEBT SERVICE" means, with respect to any period, an amount equal to the sum of (a) Consolidated Interest Expense for such period and (b) the scheduled amortization of Term Loans A and C.

               "DEBT SERVICE COVERAGE RATIO" means, with respect to any period, the ratio of (1) EBIT for such period to (ii) Debt Service for such period.

               "LNB REVOLVING CREDIT COMMITMENT" means the obligations of LNB to make Revolving Credit Loans in an aggregate amount at any one time outstanding up to but not exceeding (a) $15,000,000 during the period from the date of Amendment No. 1 to this Agreement, to and including December 30, 1999, (b) $25,000,000 during the period from December 31, 1999, to and including December 30, 2000, and (c) $30,000,000 during the period from December 31, 2000, to and including the Revolving Credit Maturity Date.

               "PARIBAS REVOLVING CREDIT COMMITMENT" means the obligations of Paribas to make Revolving Credit Loans in an aggregate amount at any one time outstanding up to but not exceeding $20,000,000.

               "REQUIRED TERM LOAN C LENDERS" means the Term Loan C Lenders holding more than sixty-six and two-thirds percent (66-2/3 %) of the unpaid principal amount of the Term Loan C Loan.

               "TERM LOAN C" shall have the meaning assigned to such term in Paragraph 5-1A hereof.

               "TERM LOAN C LENDER" means the holder of the Term Loan C Note.

               "TERM LOAN C NOTE" means that certain Term Loan C Note dated as of the date of Amendment No.1 to this Agreement in the principal amount of $7,500,000 made payable by Borrower to the order of LNB, as such Term Loan C Note may be amended, modified or supplemented from time to time, and together with any renewals thereof, and exchanges or substitutions therefor.

          C.   PARAGRAPH 2A is amended and restated as follows:

     2A. REVOLVING CREDIT COMMITMENTS. On the terms and subject to the conditions set forth in this Agreement, each Revolving Credit Lender, severally and not jointly, agrees to make revolving credit available to Borrower from time to time prior to the Revolving Credit Termination Date in such aggregate amounts as Borrower may from time to time request but in no event exceeding such Lender's Revolving Credit Percentage of the Total Revolving Credit Commitment minus the outstanding Letter of Credit Obligations. The Total Revolving Credit Commitment shall be available to Borrower by means of the Revolving Credit Loans, it being understood that the Revolving Credit Loans may be repaid and used again during the period from the date hereof to and including the Revolving Credit Termination Date, at which time the Revolving Credit Commitments shall expire.

          D.   PARAGRAPH 4A(9) is amended and restated as follows:

               4A(9) TERMINATION DATES: CONTINUANCE OF OBLIGATIONS. ETC. This Agreement, each Lender's obligation to loan monies to Borrower, and Borrower's ability to borrow monies from the Lenders shall be in effect until the Revolving Credit Termination Date, as to the Revolving Credit Commitment, the Term Loan B Termination Date, as to Term Loan B, July 1, 2000, as to Term Loan A, and September 1, 2003, as to Term Loan C. Notwithstanding the foregoing and until such date when Borrower's Liabilities shall be paid in full, Borrower's obligations hereunder and under the Other Agreements shall continue, interest shall continue to be paid in accordance with the foregoing and the Lenders shall retain all of their rights and remedies under this Agreement.

          E.   PARAGRAPH 4A(14) is amended and restated as follows:

          4A(14) PREPAYMENT.

               (a) PREPAYMENT. The principal, accrued interest and all other amounts of the Revolving Credit and Term Loan B Loans may be prepaid at any time by Borrower, in whole or in part, without premium or penalty. Term Loan A may be prepaid subject to the provisions of Paragraph 5E. Term Loan C may be prepaid subject to the provisions of Paragraph 5-1E.

               (1) APPLICATION AFTER DEFAULT. Notwithstanding anything contained in this Agreement to the contrary, upon the occurrence and during the continuance of an Event of Default, any prepayments made under this Paragraph 4A(14) shall be applied to Borrower's Liabilities in such order of priority as Lenders, in their sole discretion, shall determine, and, unless otherwise agreed by Lenders, to Term Loan A, Term Loan B, Term Loan C and the Revolving Credit Loans pro rata based upon the principal amount outstanding on each.

          F.   The following Article 5-1 is added to the Credit Agreement:

                                   5-1 TERM LOAN C

          5-1A. TERM LOAN C: TERM LOAN C NOTE. On the terms and subject to the conditions set forth in this Agreement, LNB agrees to make a term loan (the "Term Loan C") to Borrower in the principal amount of Seven Million, Five Hundred Thousand

     Dollars ($7,500,000). Term Loan C shall be evidenced by a promissory note to be executed and delivered by Borrower at or before the funding date substantially in the form set forth in Exhibit 5-lA hereto (the "Term Loan C Note").

          5-1B. BORROWING PROCEDURE UNDER TERM LOAN C. Borrower shall give LNB irrevocable telephonic notice, written notice or telecopied notice by no later than 12:00 p.m., Chicago time, on the date it requests the Term Loan C to be made.

          5-1C. INTEREST RATE: DEFAULT RATE. Borrower hereby promises to pay interest on the unpaid principal amount of Term Loan C at the rate of 6.55% per annum (the "Fixed Rate"). If any payment of principal on Term Loan C is not paid when due, Term Loan C shall bear interest from the date such payment was due until paid in full, payable on demand, at a rate per annum equal to the sum of 3 % plus the Fixed Rate. Interest on Term Loan C shall be computed for the actual number of days elapsed on the basis of a 360-day year. Interest shall be payable in arrears on the last Business Day of each calendar month.

          5-1D. INSTALLMENT PAYMENTS OF PRINCIPAL. The principal amount of Term Loan C shall be payable in quarterly installments of $93,750 on each December 31, March 31, June 30 and September30, commencing December 31,1998, and with a final installment on September 1, 2003, in the amount of the unpaid principal balance.

          5-1E. PREPAYMENTS. Borrower may, from time to time, prepay Term Loan C in whole or in part and shall pay a prepayment fee equal to the "Make Whole Amount", if any. Prepayments of less than all of the outstanding balance of Term Loan C shall be applied to Term Loan C in reverse order of application. The Make Whole Amount shall mean as of any prepayment date, to the extent that the "Reinvestment Yield" on such date is lower than the "Base Rate", the product of (a) the number of days remaining until maturity of Term Loan C, multiplied by (b) the product of (i) the principal balance being prepaid, multiplied by (ii) a percentage obtained by dividing (X) the difference between the Reinvestment Yield and the Base Rate by (Y) 360. To the extent that the Reinvestment Yield on any prepayment date is equal to or higher than the interest rate payable on or in respect of such Term Loan C less 150 basis points, the Make Whole Amount is zero. Base Rate shall mean the Fixed Rate less 150 basis points. Reinvestment Yield shall mean the yield as set forth on page "USD" of the Bloomberg Financial Markets Service at 10:00 A.M. (Chicago time) on the prepayment date for actively traded U.S. Treasury securities having a maturity equal to the "Weighted Average Life to Maturity" of the Term Loan C Note Rounded to the nearest month, or if such yields shall not be reported as of such time or the yields as of such time are not ascertainable in accordance with the preceding clause, then the arithmetic mean of the yields published in the statistical release designated H. 15(519) of the Board of Governors of the Federal Reserve System under the caption "U.S. Government Securities--Treasury Constant


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

     Maturities" for the maturity corresponding to the remaining Weighted Average Life to Maturity of Term Loan C Note as of the date of such prepayment rounded to the nearest month. If no maturity exactly corresponding to such rounded Weighted Average Life to Maturity shall appear therein, yields for the two most closely corresponding published maturities (one of which occurs prior and the other subsequent to the Weighted Average Life to Maturity) shall be calculated pursuant to the foregoing sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis (rounding, in each of such relevant periods, to the nearest month). For purposes hereof, Weighted Average Life to Maturity shall mean the number of years obtained by dividing (a) the then outstanding principal amount of the Term Loan C Note to be prepaid into the sum of the products obtained by multiplying (i) the amount of each then remaining other required prepayment, installment or payment, including payment at final maturity, foregone by such prepayment by (ii) the number of years (calculated to the nearest 1/12th) which would have elapsed between such date and the making of such prepayment or payment.

          5-1F.  USE OF PROCEEDS. Borrower shall apply the proceeds of Term
     Loan C to the prepayment of Term Loan B. No prepayment fee shall be payable with respect to such prepayment.

          G.   PARAGRAPH 7A(iii) is amended and restated as follows:

          (a) together with each delivery of financial statements pursuant to clauses (i) and (ii) of this PARAGRAPH 7A, an officer's certificate executed by a Responsible Officer (a) stating that the Responsible Officer has reviewed the terms of this Agreement and the Notes and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of Borrower and its Restricted Subsidiaries during the fiscal period covered by such financial statements and that such review has not disclosed the existence during or at the end of such fiscal period, and that the Responsible Officer does not have knowledge of the existence as at the date of the officer's certificate, of any condition or event which constitutes an Event of Default or with the giving of notice or passage of time or both would constitute an Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Borrower has taken or is taking or proposes to take with respect thereto, and (b) demonstrating (with computations in reasonable detail) compliance by Borrower with the provisions of PARAGRAPHS 8A(i), 8A(ii), 8A(iii), 8A(iv), 8C(v), 8C(2), 8C(3)(vii), 8C(3)(viii) and 8C(6)(iii) of this Agreement (herein called the "COMPUTATION PARAGRAPHS");

          H.   PARAGRAPH 7K is amended and restated as follows:

          7K. MAINTENANCE OF ACCOUNTS. Borrower agrees to maintain its primary operational accounts with Agent and shall maintain an average balance of collected, available funds in a non-interest bearing demand deposit account with Agent (the "Operating Account"). Borrower acknowledges that Agent will charge Borrower negotiated service charges in effect from time to time for various services performed by Agent in connection with any aspect of the relationship between Borrower and Agent. Agent may cause interest and other amounts payable on the obligations of Borrower to Agent and the Lenders hereunder to be paid by making a direct charge to the applicable Operating Account in accordance with the terms hereof. Subject to the provisions of the Offset Sharing Agreement, Agent shall apply its offset rights to Term Loan A, Term Loan B, Term Loan C and the Revolving Credit Loans pro rata based upon the principal amount outstanding on each.

          I.   PARAGRAPH 8A is amended and restated as follows:

          8A.  (i)   INTEREST COVERAGE. Permit the Interest Coverage Ratio
     determined as at each December 31, March 31, June 30 and September 30 for the four quarters then ended to be less than 4.0 to 1.0.

          (ii) CONSOLIDATED NET WORTH. Permit Consolidated Net Worth at any time to be less than $145,508,000 plus, to the extent positive, 80% of Consolidated Net Income for the period (taken as one accounting period) commencing July 1, 1998 and ending on the last day of the fiscal quarter most recently ended as of any date of determination.

          (iii) TANGIBLE NET WORTH. Permit Tangible Net Worth at any time to be less than $10,000,000, which Tangible Net Worth amount shall be determined at each September 30, December 31, March 31 and June 30.

          (iv) DEBT SERVICE COVERAGE. Permit the Debt Service Coverage Ratio determined as at each December 31, March 31, June 30 and September 30 for the four quarters then ended to be less than 2.0 to 1.0.

          J.   The following paragraph is added to Article 9:

          9X. YEAR 2000 COVENANT. Each of Borrower and its Restricted Subsidiaries has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by it may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, each of Borrower and its Restricted Subsidiaries believes that the Year 2000 Problem will not have a material adverse effect on it. From time to time, at the request of Agent, Borrower shall provide to Agent such updated information or documentation as is requested regarding the status of the efforts of Borrower and each of its Restricted Subsidiaries to address the Year 2000 Problem.

          K.   PARAGRAPH 10A is amended and restated as follows:

                                      10 DEFAULT

          1OA. EVENTS OF DEFAULT. The occurrence of any one of the following events shall constitute a default ("Event of Default") by Borrower under this Agreement: (a) if Borrower fails or neglects to perform, keep or observe any covenant or agreement contained in PARAGRAPHS 7A, 7B, 7C or 7D or any subparagraph of PARAGRAPH 8 of this Agreement which is required to be performed, kept or observed by Borrower; (b) if Borrower fails or neglects to perform, keep or observe any covenant or agreement contained in PARAGRAPH 7E through PARAGRAPH 7J, inclusive, and such failure or neglect shall not be cured within; twenty (20) days after Borrower obtains actual knowledge thereof; (c) if Borrower fails or neglects to perform, keep or observe any other covenant or agreement contained in this Agreement or the Other Agreements and such failure or neglect shall not be cured within (90) days after Borrower obtains actual knowledge thereof; (d) if any representation or warranty made by Borrower herein or in any Other Agreement is breached or is false or misleading in any material respect when made, or any exhibit, schedule, certificate, financial statement, report, notice or other writing furnished by Borrower or any of its Responsible Officers to Agent or any Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; (e) if Borrower fails to pay Borrower's Liabilities when due and payable or declared due and payable; provided, however, that in the case of the payment of interest, costs, fees and expenses payable hereunder, such failure continues for five (5) days after any such payment is due; (f) if any of the property of Borrower or its Restricted Subsidiaries having an aggregate value in excess of $500,000 is attached, seized, subjected to a writ or distress warrant or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not terminated or dismissed within twenty (20) days thereafter; (g) if a petition under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or any similar law or regulation shall be filed by Borrower or any of its Restricted Subsidiaries or if Borrower or any of its Restricted Subsidiaries shall make an assignment for the benefit of creditors or if any case or proceeding is filed by Borrower or any of its Restricted Subsidiaries for their respective dissolution or liquidation; (h) if Borrower or any of its Restricted Subsidiaries is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs or if a petition under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or any similar law or regulation is filed against Borrower or any of its Restricted Subsidiaries or if any case or proceeding is filed against Borrower or any of its Restricted Subsidiaries for its dissolution or liquidation and such injunction, restraint or petition is not dismissed or


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

     stayed within ninety (90) days after the entry or filing thereof; (i) if an application is made by Borrower or any of its Restricted Subsidiaries for the appointment of a receiver, trustee or custodian for any assets of Borrower or its Restricted Subsidiaries; Q) if an application is made by any Person other than Borrower or its Restricted Subsidiaries for the appointment of a receiver, trustee or custodian for the property of the Borrower or its Restricted Subsidiaries having an aggregate value in excess of $500,000 and the same is not dismissed within ninety (90) days after the application therefor; (k) if a notice of lien, levy, or assessment is filed of record with respect to any of the property of the Borrower or its Restricted Subsidiaries having an aggregate value in excess of $500,000 by the United States or any department, agency or instrumentality thereof or by any state, county, municipal or other governmental agency, including without limitation the PB GC, or if any taxes or debts owing at any time or times thereafter to any one of them becomes a lien or encumbrance upon any of the property of the Borrower or its Restricted Subsidiaries having an aggregate value in excess of $500,000 and the same is not released within ninety (90) days after the same becomes a lien or encumbrance; (l) if Borrower or any Restricted Subsidiary becomes insolvent or is generally unable to pay its debts as they become due; (m) a final judgment in an amount in excess of $500,000 is rendered against Borrower or any Restricted Subsidiary and, within ninety (90) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within ninety (90) days after the expiration of any such stay, such judgment is not discharged; (n) the Borrower or any Restricted Subsidiary defaults beyond any period of grace provided with respect thereto in any payment of principal of or premium or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit), or the Borrower or any Restricted Subsidiary fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to any stated maturity, provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration shall occur and be continuing exceeds $500,000; (o) the occurrence of a material breach, a default or an event of default by Borrower under any of the Other Agreements after any cure period applicable to any such default or event of default has expired; (p) the occurrence of a Change of Control; and (q) the occurrence of a "Default" or "Event of Default" (as defined by the Note Agreement) by Borrower under the Note Agreement (after the expiration of any applicable cure periods thereunder).

          L. Paragraphs 12E(i) and (ii) are amended and restated as follows:


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

          (i) This Agreement amends and restates in its entirety the Original Credit Agreement and, upon effectiveness of this Agreement, the terms and provisions of the Original Credit Agreement shall, subject to this PARAGRAPH 12E(i), be superseded hereby and thereby. All references to "Credit Agreement" contained in the Other Agreements delivered in connection with the Original Credit Agreement shall be deemed to refer to this Amended and Restated Credit Agreement. Notwithstanding the amendment and restatement of the Original Credit Agreement by this Agreement, the Loans owing to the Lenders by Borrower under the Original Credit Agreement remain outstanding as of the date hereof and constitute continuing Borrower's Liabilities hereunder. The Loans shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of the Loans. In furtherance of and without limiting the foregoing, from and after the date of this Agreement, the terms, conditions and covenants governing the Loans, the Revolving Credit Commitment and the Term Loan B Commitment shall be solely as set forth in this Agreement, which shall supersede the Original Credit Agreement in its entirety.

          (ii) This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrower, Agent and the Required Lenders, or by Borrower and Agent acting with the consent of the Required Lenders, and no provision of this Agreement may be waived except with the consent of the Required Lenders or by the Agent acting with the consent of the Required Lenders; PROVIDED, that: (a) no amendment or waiver shall, unless signed by each Lender directly affected thereby, increase or decrease any Commitment of any Lender, reduce the amount of or rate applicable to or postpone the date for payment of, any principal of or interest on any Loan or of any fee payable hereunder, alter, amend or modify the provisions of this SECTION 12E, the definitions of Required Lenders, Required Revolving Credit Lenders or Required Term Loan B Lenders, or any condition precedent set forth in Sections 4A(6) and 4B hereof or the provisions of Sections 4(A)(4), 7C, 8C(l), 8C(2), 8C(4), 8C(5) and 8C(l0), or affect the number of Lenders required to take any action hereunder; (b) any amendment of PARAGRAPH 3L hereof, or which increases the obligations of L/C Issuer, shall require the consent of the L/C Issuer; (c) any amendment of ARTICLE 11 hereof, or which increases the obligations of the Agent hereunder, shall require the consent of the Agent; (d) any provision of
ARTICLE 5 hereof (Term Loan A) may be amended or waived by a writing signed by Borrower, Agent and the Required Term Loan A Lenders; (e) any provision of
Article 6 hereof (Term Loan B) may be amended or waived by a writing signed by Borrower, Agent and the Required Term Loan B Lenders; and (f) any provision of
Article 5-1 hereof (Term Loan C) may be amended or waived by a writing signed by Borrower, Agent and the Required Term Loan C Lenders.

          M. Exhibit 3A to the Credit Agreement is amended and restated in the form attached hereto as Exhibit A and a new Exhibit 5-lA in the form attached hereto as Exhibit B is added to the Credit Agreement.

     3. CONDITIONS PRECEDENT. This Amendment No.1 shall become effective upon the satisfaction of the following conditions precedent:

          3.1 PREPAYMENT OF TERM LOAN B. Term Loan B shall have been prepaid in full, and all accrued interest thereon shall have been paid.

          3.2 EXECUTION AND DELIVERY OF AMENDMENT NO.1. This Amendment No.1 or counterparts thereof shall have been duly executed and delivered to Agent, Lenders and Borrower.

          3.3 DOCUMENTS AND OTHER AGREEMENTS. Lenders shall have received all of the following, each in form and substance satisfactory to Lender:

               a. $30,000,000 Replacement Revolving Credit Note payable to LaSalle National Bank in the form of Exhibit A hereto.
               b. $20,000,000 Replacement Revolving Credit Note payable to Paribas in the form of Exhibit A hereto.
               c. $7,500,000 Term Loan C Note payable to LaSalle National Bank in the form of Exhibit B hereto.
               d. The legal opinion of Borrower's counsel in the form of Exhibit C hereto.

     4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Borrower hereby confirms that the representations and warranties of Borrower contained in the Credit Agreement were correct in all material respects on and as of December 30, 1997, and that such representations and warranties are correct on the date hereof, except (i) to the extent that any such representation or warranty expressly relates to an earlier date, and (ii) for changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that in the aggregate are not materially adverse.

     5. NO DEFAULT. Borrower represents and warrants that no default or Event of Default exists as of the date hereof.

     6. MISCELLANEOUS. The Credit Agreement is, and shall be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date of this Amendment No. 1 (i) all references in the Credit Agreement to "this Agreement', "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment No. 1, and (ii) all references in the other Loan Documents to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment No.1. The execution, delivery and effectiveness of this Amendment No.1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. This Amendment No.1 and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

     7. COUNTERPARTS. This Amendment No.1 may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                               [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, this Amendment No.1 has been duly executed as of the date first above written.


                                        REGIS CORPORATION


                                        By:
                                           ------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                        Address for Notices:

                                        7201 Metro Boulevard
                                        Minneapolis, Minnesota 55439
                                        Telecopier No.: (612) 947-7900
                                        Attention: Paul Finkelstein, President



                                         5-1

                                        LASALLE NATIONAL BANK, as Lender and
                                        as Agent



                                        By: /s/ David G. Killpack
                                           ------------------------------------
                                            Name: David G. Killpack
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------

                                        Lending Office for all Loans:
                                        135 South LaSalle Street
                                        Chicago, Illinois 60603

                                        Address for Notices:
                                        135 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Telecopier No.: (312) 904-6457
                                        Attention:     Mr. David G.
                                        Vice President


                                        BANQUE PARIBAS, as Lender and as L/C
                                        Issuer


                                        By:
                                           ------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                        227 West Monroe Street, Suite 3300
                                        Chicago, Illinois 60606

                                        Address for Notices:

                                        227 West Monroe Street, Suite 3300
                                        Chicago, Illinois 60606
                                        Telecopier No.: (312) 853-6020
                                        Attention:     Ms. Karen E. Coons
                                        Vice President

                            EXHIBIT A TO AMENDMENT NO.1

                                     EXHIBIT 3A
                                         TO
                       AMENDED AND RESTATED CREDIT AGREEMENT


                         REPLACEMENT REVOLVING CREDIT NOTE


$______________                                                Chicago, Illinois
                                                                September  ,1998

     FOR VALUE RECEWED, on or before October 31, 2001 (or, if such day is not a Business Day, on the next following Business Day), the undersigned, REGIS CORPORATION, a Minnesota corporation (herein, together with its successors and assigns, called the "Borrower"), promises to pay to the order of _____________________, a __________________ (herein, together with its successors and assigns, called the "Bank"), the maximum principal sum of _____________________ DOLLARS ($ ---------), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the undersigned pursuant to that certain Amended and Restated Credit Agreement dated as of December 30, 1997, between the Borrower, the Lenders signatory thereto from time to time, and LaSalle National Bank, as Agent for the Lenders (the "Agent") (herein, as the same may be further amended, modified or supplemented from time to time, called the "Credit Agreement"), as shown in the Bank's records.

     The Borrower further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at the Agent's principal office at 135 South LaSalle Street, Chicago, Illinois 60603, for the benefit of the Bank pursuant to the Credit Agreement, or at such other place as may be designated by the Agent to the Borrower in writing.

     This Note is the one of the Revolving Credit Notes referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of the Credit Agreement, including, without limitation, the provisions in ARTICLES 2 AND 3 therein. The Credit Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement hereinabove referred to, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note replaces in its entirety and is in substitution for but not in payment of that certain Replacement Revolving Credit Note dated as of December 30,1997 (the "Prior Note") made by Borrower in favor of Bank in the maximum principal amount available of $________, and does not and shall not be deemed to constitute a novation thereof. Such Prior Note shall be of no further force and effect upon the execution of this Note; PROVIDED, HOWEVER, that all outstanding indebtedness, including, without limitation, principal and interest, under the Prior Note as of the date of this Note is hereby deemed indebtedness evidenced by this Note and is incorporated herein by this reference.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     This Note is binding upon the undersigned and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This
Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                                        REGIS CORPORATION


                                        By:
                                           ------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                            EXHIBIT B TO AMENDMENT NO.1

                                    EXHIBIT 5-1A
                                         TO
                       AMENDED AND RESTATED CREDIT AGREEMENT


                                  TERM LOAN C NOTE


$7,500,000                                                     Chicago, Illinois
                                                              September ___ 1998

     FOR VALUE RECEIVED, the undersigned, REGIS CORPORATION, a Minnesota corporation (herein, together with its successors and assigns, called the "Borrower"), promises to pay to the order of LASALLE NATIONAL BANK, a national banking association (herein, together with its successors and assigns, called the "Bank"), the principal sum of SEVEN MILLION, FIVE HUNDRED THOUSAND DOLLARS ($7,500,000), together with interest on the unpaid principal amount of this Note outstanding from time to time.

     This Note is the Term Loan C Note refereed to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, that certain Amended and Restated Credit Agreement dated as of December 30, 1997, as amended, between the Borrower, the Lenders signatory thereto from time to time, and LaSalle National Bank, as Agent for the Lenders (the "Agent") (herein, as the same may be further amended, modified or supplemented from time to time, called the "Credit Agreement"), including, without limitation, the provisions in
Article 5-1 therein. The Credit Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Term Loan C Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     The Borrower further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

     The principal amount of the indebtedness evidenced hereby shall be payable in installments in the amounts and on the dates specified in the Credit Agreement and, if not sooner paid in full, on, September 1, 2003.

     Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at the Bank's principal office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as may be designated by the Bank to the Borrower in writing.

     In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement hereinabove referred to, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     This Note is binding upon the undersigned and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This
Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.

                                        REGIS CORPORATION




                                        By:
                                           ------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                     EXHIBIT C

                                         TO

                                   AMENDMENT NO.1

                       FORM OF OPINION OF BORROWER'S COUNSEL


                                 September __ 1998


Each of the Lenders under the
Credit Agreement refereed to below

LaSalle National Bank, as Agent
for the Lenders under the
Credit Agreement refereed to below
135 South LaSalle Street
Chicago, IL 60603

     Re:  REGIS CORPORATION

Ladies and Gentlemen:

     I have acted as legal counsel to Regis Corporation (the "Borrower") in connection with the preparation, execution and delivery of an Amendment No.1 to Amended and Restated Credit Agreement (the "Credit Agreement") dated as of September , 1998, by and between the Borrower, the Lenders signatory thereto from time to time, and LaSalle National Bank, as Agent for the Lenders (the "Agent"), replacement Revolving Credit Notes dated September ,1998, payable to each of the Lenders: and the Term Loan C Note payable to Lasalle National Bank (the Credit Agreement, ~ Replacement Revolving Credit Notes and the Term Loan C Note are collectively refereed to herein as the "Loan Documents"). In connection with that representation, I have examined the Articles of Incorporation and Bylaws of the Borrower and its Subsidiaries, the corporation records of the meetings of the Board of Directors of said corporations, the Credit Agreement, the replacement Revolving Credit Notes and the Term Loan C Note and such other documents, records, instruments, laws and regulations, and have made such inquiries, as I have deemed appropriate for purposes of this opinion. Except for the signatures on behalf of the Borrower on the Credit Agreement, the Replacement Revolving Credit Notes and the Term Loan C Note, I have assumed and not independently verified that all signatures on all signed documents are genuine. All defined terms used herein, except as otherwise defined herein, are used with the same meaning as defined in or used in the Credit Agreement.

September __, 1998
Page 2


     Based on the foregoing, and relying thereon, I am of the opinion that under current law:

     I. Each of the Borrower and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and is in good standing, duly licensed and qualified to transact business in all jurisdictions where the character of the property owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary. Each of the Borrower and its Subsidiaries has all requisite power and authority, corporate or otherwise, to conduct its business and to own its properties, and to execute, deliver and perform all of its obligations under the Credit Agreement.

     II. The execution, delivery and performance by the Borrower of the Loan Documents and all documents relating to the Loan Documents have been duly authorized by all necessary action and do not (i) require any consent or approval of the stockholders of any entity, or any consent or approval by any governmental entity, or any consent or approval of any party to any indenture, instrument or agreement known to me to which the Borrower or any of its Subsidiaries is a party or by which any of them or their property may be bound,
(ii) violate any provision of any law, rule or regulation, order or decree presently in effect having applicability to the Borrower, (iii) to the best of my knowledge, conflict with, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them or their properties may be bound or affected, or (iv) result in or require the creating or imposition of any mortgage, deed or trust, pledge, lien, security interest, or other charge or encumbrance of any nature (other than in favor of the Lenders) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower and its Subsidiaries.

     III. The Credit Agreement constitutes the legal, valid and binding obligations of the Borrower and is enforceable against the Borrower in accordance with its terms, subject only to the application of bankruptcy, insolvency, moratorium, reorganization and other laws affecting creditors' rights generally and to usual equity principles. Each of the Loan Documents has been duly executed and delivered by the Borrower.

     IV. To the best of my knowledge, there are no actions, suits or proceedings pending or threatened against the Borrower or any of its Subsidiaries before any court or governmental entity which, if determined adversely to the Borrower or any of its Subsidiaries, could have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Subsidiaries.

September __,1998
Page 3


     V. Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or, to our knowledge, controlled by such a company.

     VI. Borrower is not a "holding company" or a "subsidiary company" of a "holding company" or an "AFFILIATE" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                                        Very truly yours,



                                        Bert M. Gross